Exhibit 10.02

Schedule of Indemnification Agreements

Mike Brooks

Jason S. Brooks

Michael L. Finn

Robyn R. Hahn

G. Courtney Haning

William L. Jordan

Curtis A. Loveland

Robert B. Moore, Jr.

Dwight E. Smith

Tracie Winbigler

Thomas D. Robertson

Richards Simms

David Dixon

Byron Wortham